UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

Amendment No. 5 to Matrix Commercialization Collaboration Agreement with Musculoskeletal Transplant Foundation

Orthofix International N.V. is party, through its wholly owned subsidiary, Orthofix Holdings, Inc. (“Orthofix”), to a Matrix Commercialization Collaboration Agreement, dated as of July 24, 2008, between Orthofix and Musculoskeletal Transplant Foundation (“MTF”), as amended by Amendments No. 1, No. 2, No. 3 and No. 4 thereto (as amended, the “Existing Agreement”).

Under the terms of the Existing Agreement, Orthofix and MTF have commercialized Trinity Evolution® and Trinity ELITE®, each of which are allograft matrices with viable cells.  Orthofix maintains exclusive marketing rights, and MTF supplies the product, in an allograft tissue form, to customers in accordance with orders received directly from Orthofix.  MTF sources, processes and packages the tissue form and is the sole supplier of Trinity Evolution® and Trinity ELITE® to Orthofix’s customers.

On March 10, 2016, Orthofix and MTF entered into Amendment No. 5 to Matrix Commercialization Collaboration Agreement (the “Amendment”).  Under the Amendment, Orthofix will pay $1.3 million to MTF for MTF’s use in procuring and installing certain specified equipment and technology at MTF’s facility in Edison, NJ.  This equipment and technology will expand Trinity Evolution® and Trinity ELITE® tissue processing and storage at MTF’s facility.  In addition, the Amendment provides that the term of the Existing Agreement will be extended by a period of two (2) years, until July 28, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

10.1+	Amendment No. 5 to Matrix Commercialization Collaboration Agreement, entered into on March 10, 2016, by and between Musculoskeletal Transplant Foundation, Inc. and Orthofix Holdings, Inc.
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Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. This exhibit has been filed separately with the Office of the Secretary of the Securities and Exchange Commission without redactions pursuant to our Confidential Treatment Request under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.
By:	/s/ Jeffrey M. Schumm
Jeffrey M. Schumm Chief Administrative Officer, General Counsel and Corporate Secretary

Date: March 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Amendment No. 5 to Matrix Commercialization Collaboration Agreement, entered into on March 10, 2016, by and between Musculoskeletal Transplant Foundation, Inc. and Orthofix Holdings, Inc.

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Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. This exhibit has been filed separately with the Office of the Secretary of the Securities and Exchange Commission without redactions pursuant to our Confidential Treatment Request under the Securities Exchange Act of 1934, as amended.